Exhibit 10.227

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMD_00272081.0

THIS AMENDMENT (this “Amendment”) dated as of April 13, 2020 (the “Amendment Effective Date”) is made to the Previous Amendment (as defined below) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Previous Amendment or the Agreement (as defined below), as the case may be.

WHEREAS, MSCI and Licensee entered into the Index License Agreement for Funds (internal MSCI reference number: IXF_00040) dated as of March 18, 2000 (the “Agreement”) by and between MSCI and Licensee; and

WHEREAS, on a date which is expected to occur on or about ********* (the “Conversion Date”), Licensee and MSCI wish to replace MSCI Hong Kong Index with MSCI Hong Kong 25/50 Index as the underlying index for iShares MSCI Hong Kong ETF.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, each of MSCI and Licensee hereby agree to amend the Previous Amendment as follows:

1.

Commencing on the Conversion Date, Exhibit A of the Agreement is hereby amended so that all references to the “MSCI Hong Kong Index” shall be deleted and replaced with the following index: “MSCI Hong Kong 25/50 Index.”

2.	If the Conversion Date occurs more than one hundred ninety (190) days after *********, this Amendment shall automatically terminate and this Amendment shall have no effect on the Previous Amendment.
3.

This Amendment amends and operates in conjunction with the Previous Amendment.  This Amendment, the Previous Amendment, and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that the terms of this Amendment conflict with the terms of the Previous Amendment, or the Agreement, the terms of this Amendment shall control.

4.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
5.

This Amendment may be executed in counterparts, which taken together, shall constitute one Amendment and each party hereto may execute this Amendment by signing such counterpart; provided that no party shall be bound hereby until the Amendment has been executed and delivered by all parties hereto.  A facsimile or PDF signature of either party to this Amendment shall be deemed an original signature of such party and shall manifest such party’s intention to be bound by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date set forth above.

MSCI Inc.		BlackRock Fund Advisors

By	/s/ Joke Jacinto	By	/s/ Ruth Weiss

Name	Joke Jacinto	Name	Ruth Weiss

Title	Executive Director	Title	Managing Director

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